SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934




                                November 20, 1997
                                 Date of Report
                        (Date of Earliest Event Reported)


                                    Delaware
                          (State or Other Jurisdiction
                                of Incorporation)


         0-19746                                            04-2912632
(Commission File Number)                           (I.R.S. Employer I.D. Number)



                    10 Alvin Court, East Brunswick, NJ 08816
          (Address of Principal Executive Offices, Including Zip Code)



                                  732-432-8200
                         (Registrant's Telephone Number,
                              Including Area Code)



                                 Not Applicable
                         (Former Name or Former Address,
                          if Changed since Last Report)

Item 5.   Other Events

          The Registrant incorporates herein by reference, the press release made available to the public on November 20, 1997, a copy of which is included in this report as Exhibit 20.1. The press release refers to the Company entering into a Letter of Intent whereby Agro Power Development, Inc. will be merged with and into a newly formed subsidiary of the Company. The Letter of Intent is attached as Exhibit 10.58.




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



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ECOSCIENCE CORPORATION


Date:  December 9, 1997                      By:     /s/ Harold A. Joannidi
                                                ------------------------------
                                                         Harold A. Joannidi
                                                         Treasurer and Secretary



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

                           Current Report on Form 8-K



                             ECOSCIENCE CORPORATION

                                  EXHIBIT INDEX



Exhibit                                                               Sequential
Number                Description of Exhibit                         Page Number
------                ----------------------                         -----------

  10.58        Letter of Intent to merge between EcoScience               5
               Corporation and Agro Power Development, Inc.
               dated November 20, 1997

  20.1         Press release dated November 20, 1997                     12








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